UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2026

Trinseo PLC

(Exact name of registrant as specified in its charter)

Ireland	001-36473	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

440 East Swedesford Road, Suite 301,

Wayne, Pennsylvania 19087

(Address of principal executive offices, including zip code)

(610) 240-3200

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on which registered
Ordinary Shares, par value $0.01 per share	TSE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2026 the Compensation Committee of the Board of Directors of Trinseo PLC (the “Company”) approved one-time conditional retention bonus awards (the “Retention Awards”) for the Company’s named executive officers (the “NEOs”). The Retention Awards granted to the NEOs were granted pursuant to, and subject to the terms and conditions of, a conditional retention award letter agreement, the form of which is filed as Exhibit 10.1 hereto and incorporated by reference herein (the “Award Agreement”). The Company entered into an Award Agreement with each of its NEOs, providing for the following Retention Awards:

Named Executive Officer	Amount
Frank Bozich, President and Chief Executive Officer	$3,200,000
David Stasse, Executive Vice President and Chief Financial Officer	$2,500,000
Francesca Reverberi, Senior Vice President, Engineered Materials and Polymer Solutions	$1,700,000
Angelo Chaclas, Senior Vice President, Chief Legal Officer, Chief Compliance Officer and Corporate Secretary	$1,350,000
Paula Cooney, Senior Vice President and Chief Human Resources Officer	$1,000,000

The Award Agreements provide that each Retention Award is conditioned upon the NEO’s continued employment until March 31, 2027, except pursuant to a Qualifying Termination (as defined therein), otherwise such Retention Award shall be fully repaid to the Company, less applicable withholdings. The Company paid the Retention Awards, less applicable withholdings, on or about January 8, 2026.

Pursuant to the terms of the Award Agreements, the Retention Awards will be paid subject to the NEO’s agreement with the following terms (as applicable):

(i)	forfeiture of any cash payment under the Company’s 2025 annual performance award (bonus) program approved in 2026;
(ii)	cancellation of vesting of any existing cash-settled long-term incentive awards previously granted under the Company’s Amended and Restated 2014 Omnibus Incentive Plan;
(iii)	forfeiture of any new long-term incentive awards scheduled to be granted in 2026;
(iv)	cancellation of any existing retention bonus payments scheduled to be paid in 2026; and
(v)	waiver of the ability to terminate employment under his or her existing employment agreement with the Company for “Good Reason” (as defined therein).

The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the full text of the Award Agreement, filed as Exhibit 10.1 hereto and incorporated by reference herein.

ITEM 9.01 10.1	Exhibits. Form of Conditional Retention Award Letter Agreement
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINSEO PLC

	By:	/s/ David Stasse
	Name:	David Stasse
	Title:	Executive Vice President and Chief Financial Officer

Date: January 12, 2026